UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	2/28/07

ITEM 1.               REPORT TO STOCKHOLDERS

FEBRUARY 28, 2007

Semiannual Report
to Shareholders

DWS International Value
Opportunities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2007

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.69%, 2.44% and 1.31% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days (15 days effective March 12, 2007), which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/07
DWS International Value Opportunities Fund	6-Month‡	Life of Fund*
Class A	12.99%	15.81%
Class C	12.75%	15.34%
Institutional Class	13.23%	16.06%
MSCI EAFE Index+	12.17%	15.25%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 5, 2006. Index returns began on July 31, 2006.
+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 2/28/07	$ 11.47	$ 11.50	$ 11.46
8/31/06	$ 10.25	$ 10.23	$ 10.25
Distribution Information: Six Months as of 2/28/07: Income Dividends	$ .10	$ .01	$ .13

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.61% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days (15 days effective March 12, 2007), which has the effect of lowering total return.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 2/28/07
DWS International Value Opportunities Fund	6-Month‡	Life of Fund*
Class S	13.18%	16.01%
MSCI EAFE Index+	12.17%	15.25%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 5, 2006. Index returns began on July 31, 2006.
+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/07	$ 11.46
8/31/06	$ 10.25
Distribution Information: Six Months as of 2/28/07: Income Dividends	$ .13

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2006 to February 28, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2007
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,129.90	$ 1,127.50	$ 1,131.80	$ 1,132.30
Expenses Paid per $1,000*	$ 10.61	$ 14.51	$ 9.41	$ 9.09
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,014.83	$ 1,011.16	$ 1,015.97	$ 1,016.27
Expenses Paid per $1,000*	$ 10.04	$ 13.71	$ 8.90	$ 8.60
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS International Value Opportunities Fund	2.01%	2.75%	1.78%	1.72%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Carmen Weber discusses DWS International Value Opportunities Fund's strategy and the market environment during the six-month period ended February 28, 2007.

Q: How did the international stock markets perform during the past six months?

A: Stock prices delivered a strong, steady gain during the past six months due to a confluence of positive factors. Global growth remained robust and continued to improve in regions that had lagged the broader world economy in recent years, most notably Continental Europe. Strong corporate earnings growth also remained a key pillar of support for equities. Further aiding the rise in global markets was an abundance of liquidity (in other words, cash available to be put to work in the financial markets). This led to both a surge in merger and acquisition activity and hearty performance from higher-risk asset classes such as the emerging markets. The reporting period ended on a down note, however, with concerns about slowing global growth leading to a steep sell-off in the final days of February. Aside from this blemish, the semiannual period was marked by an almost uninterrupted climb for the global equity markets.

In terms of regional returns, Europe outperformed on the strength of a surge in the German stock market. The Nordic region also performed very well, but equities in the UK lagged. The most notable underperformer was Japan, which was weighed down by concerns that the rebound in the country's economy was losing steam.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the 6 months ended February 28, 2007, was 12.99% (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.) The fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, returned 12.17%.1

1 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How is the fund managed?

A: Our investment approach combines both bottom-up stockpicking and a top-down, thematic component. We are strict value investors in that we look for stocks that are attractively valued by traditional measures, such as lower price-to-book ratios, higher dividend yields and stable cash flows. Most important, we look to invest in stocks that we believe are fundamentally mispriced and where there is a catalyst for a positive re-pricing to occur over time. We do not feel compelled to hue too closely to the benchmark, since that is a recipe for average performance. Instead, we look to construct a focused portfolio of what we see as the 50-70 best investment ideas in the international markets, even if this causes the fund's sector and regional weightings to deviate from the benchmark index. While some of the portfolio's holdings naturally are among the most recognizable stocks in the overseas markets, we believe having the flexibility to invest in smaller off-benchmark companies is critical to achieving long-term outperformance.

While the primary focus of the fund is on individual stock selection, the top-down component plays an important part in determining where we look for opportunities. We use a wide range of inputs to assess the broader investment environment, including the global economic cycle, growth trends, interest rates, money flows, etc. Additionally, we look at issues such as the political environment, demographics, and technological trends. Valuations of the broader markets — not just individual stocks — and an assessment of overall market sentiment also are important elements of our approach.

Q: What stocks made the largest contribution to performance?

A: During the past six months, the largest individual contributor to fund performance was a German small-cap stock: Eurokai KGaA. The company operates container terminals throughout Europe and transports the containers from ports to their ultimate destinations. Not only is the company growing at a rapid clip, but it has also benefited from the consolidation occurring in the port operations industry. Many companies have been taken over at higher valuations than that at which Eurokai was trading at the time of our initial purchase. As investors have begun to speculate that Eurokai might also be a takeover target, its shares have been awarded with a higher valuation.

The second-largest contributor was Japan Tobacco, Inc., which gained an entry into the lucrative European market via a recent acquisition. In addition, receding concern regarding the litigation issues weighing on the US giant Altria Group, Inc. was a positive for the entire global tobacco industry.

Also making a strong contribution to performance was another port-related stock, Kloninklijke Boskalis Westminster NV. A Dutch company that specializes in harbor dredging, Boskalis has benefited as the global shortage in port capacity has fueled an infrastructure build-out. This company is particularly well-positioned because a new, larger class of supertankers is coming on-line within the next year, creating the need for deeper waterways worldwide.

Rounding out the list of top contributors was Sumitomo Corp., a trading company that has taken advantage of Japan's growing trade relations with China.

Q: What holdings detracted from the fund's results?

A: Among the most significant detractors were Credit Saison Co., Ltd. and Mizuho Financial Group, Ltd., Japanese stocks whose shares were pressured by regulatory changes that limit the maximum interest rate at which financial companies can lend. We believe this development is now fully factored into the companies' share prices, and we believe that the stocks will eventually recover due to the strength of their underlying fundamentals.

Outside of Japan, a key detractor was the large integrated oil concern Royal Dutch Shell PLC. The company was not hurt by any specific issue; it simply fell in tandem with the broader energy sector. Believing the underperformance in energy stocks is a short-term phenomenon, we maintained the position. In Germany, the utility stock RWE AG lost ground in the second half of the period on receding hopes that the company would be taken over.

Q: In what areas have you been finding opportunities?

A: We have taken a large position in port-related companies. In addition to the two stocks previously mentioned, the fund also holds positions in Forth Ports PLC of the United Kingdom as well as Pireaus Port Authority SAS and Thessaloniki Port Authority SA in Greece. We think this industry provides fertile ground for individual stock selection due to the strong underlying performance of these companies' operations, their cash-rich balance sheets, and the possibility for continued consolidation. In addition, we believe tobacco stocks also represent an area of opportunity stemming from the likelihood of both consolidation and the defensive nature of the sector.

We also feel that the industrials sector is home to a large number of individual stock opportunities. Industrials are the largest sector weighting in the fund at 22% of common and preferred stocks, compared to a weighting of 11.6% in the MSCI EAFE Index. However, given that this is a cyclical area that could be exposed to an economic downturn, we will likely avoid making a significant increase from this level. On the other side of the ledger, the portfolio is underweight in the financials sector.2 The worldwide interest rate outlook is very muddy, and the only place where there is a relatively high level of certainty — Europe — expectations are for at least two more quarter-point increases. Believing fundamentals will be overshadowed by the interest rate outlook for the foreseeable future, we have been seeking better opportunities elsewhere.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: How do you see the overall market environment affecting the fund in the months ahead?

A: We believe the markets may be moving into a phase where a focus on fundamental research and individual stock selection will be rewarded. During the past six months, lower-quality stocks did particularly well amid a very favorable market environment. However, the sell-off in the final week of February may indicate that we are entering a new environment likely to be characterized by a higher level of risk aversion among investors. We believe this will create a positive backdrop for value stocks, which are typically perceived as being lower-risk.

We continue to find a wealth of value opportunities despite the strong recent performance of the markets, and we will look to take advantage of any downturn in stock prices to add to our favored positions. At a time of rising market volatility, a steady, disciplined approach to unearthing value may prove more beneficial than ever. Market trends are transitory, but we believe the value approach is timeless in its ability to separate the winners from the losers over the long-term.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	2/28/07	8/31/06

Common Stocks	99%	100%
Preferred Stocks	1%	—
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	2/28/07	8/31/06

Europe (excluding the United Kingdom)	55%	57%
Japan	17%	14%
United Kingdom	17%	19%
United States and Canada	7%	6%
Pacific Basin	4%	4%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	2/28/07	8/31/06

Financials	25%	18%
Industrials	22%	13%
Consumer Discretionary	12%	13%
Materials	9%	13%
Energy	9%	5%
Utilities	7%	11%
Consumer Staples	6%	10%
Telecommunication Services	5%	8%
Health Care	4%	3%
Information Technology	1%	6%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2007 (20.2% of Net Assets)
1. European Aeronautic Defence & Space Co. Manufacturer of military airplanes and equipment	Netherlands	2.7%
2. Agfa Gevaert NV Manufacturer of imaging and information technology systems	Belgium	2.2%
3. Sumitomo Corp. Provider of general trading services	Japan	2.1%
4. Siemens AG Manufacturer of electrical and electronic equipment	Germany	2.1%
5. Deutsche Post AG Provides mail delivery services to public and businesses	Germany	2.1%
6. Australia & New Zealand Banking Group Ltd Provider of general trading and savings banking	Australia	1.8%
7. Occidental Petroleum Corp. Provider of oil and natural gas	United States	1.8%
8. British American Tobacco PLC Manufacture, market and sell cigarettes and other tobacco products	United Kingdom	1.8%
9. Koninklijke Boskalis Westminster NV An international group that constructs and maintains ports, waterways, coastlines and riverbanks	Netherlands	1.8%
10. KBC Groep NV Attracts deposits and offers banking and insurance services	Belgium	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 92.5%
Australia 3.4%
Alinta Ltd.	14,000	157,301
Australia & New Zealand Banking Group Ltd.	8,000	184,901
(Cost $277,352)		342,202
Austria 1.4%
OMV AG (Cost $137,660)	2,500	139,090
Belgium 4.0%
Agfa Gevaert NV	10,000	222,593
KBC Groep NV	1,500	181,966
(Cost $428,499)		404,559
Canada 0.7%
Petro-Canada (Cost $91,584)	2,000	73,957
Denmark 1.6%
Dampskibsselskabet Torm AS (Cost $161,871)	2,500	163,843
Finland 4.6%
Nokia Oyj	2,800	61,133
Stora Enso Oyj "R"	8,000	131,324
UPM-Kymmene Oyj	5,000	129,927
Uponor Oyj	4,000	139,650
(Cost $394,279)		462,034
France 3.1%
Air Liquide SA	700	160,085
France Telecom SA	5,500	148,678
(Cost $258,896)		308,763
Germany 9.8%
DaimlerChrysler AG (Registered)	2,500	169,943
Deutsche Post AG (Registered)	6,500	207,344
Deutsche Telekom AG (Registered)	5,000	89,685
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,000	158,975
RWE AG	1,500	152,983
Siemens AG (Registered)	2,000	210,346
(Cost $900,971)		989,276
Greece 2.4%
Pireaus Port Authority SA	4,500	101,042
Thessaloniki Port Authority SA	6,000	138,216
(Cost $220,266)		239,258
Ireland 1.2%
Allied Irish Banks PLC (Cost $95,790)	4,000	117,108
Italy 2.7%
Enel SpA	12,000	125,316
Telecom Italia SpA	50,000	151,410
(Cost $255,227)		276,726
Japan 16.3%
Credit Saison Co., Ltd.	4,000	131,882
JAFCO Co., Ltd.	2,000	122,492
Japan Tobacco, Inc.	20	91,209
Komatsu Ltd.	8,000	177,027
Mitsubishi UFJ Financial Group, Inc.	10	122,522
Mizuho Financial Group, Inc.	20	139,765
Nippon Oil Corp.	10,000	72,804
Promise Co., Ltd.	3,000	102,148
Sumitomo Corp.	12,000	214,800
T&D Holdings, Inc.	2,000	144,381
Toyota Motor Corp.	2,200	143,894
Yamato Kogyo Co., Ltd.	5,500	176,800
(Cost $1,538,894)		1,639,724
Liechtenstein 1.3%
Liechtensteinische Landesbank AG (Cost $133,895)	150	135,328
Netherlands 11.2%
ABN AMRO Holding NV	4,000	140,405
European Aeronautic Defence & Space Co.	8,000	273,137
ING Groep NV	4,000	170,918
Koninklijke (Royal) Philips Electronics NV	4,000	146,271
Koninklijke Boskalis Westminster NV	2,000	182,329
Royal Dutch Shell PLC "A"	2,000	64,960
Royal Numico NV	3,000	154,571
(Cost $996,113)		1,132,591
Norway 1.3%
Statoil ASA (Cost $135,115)	5,000	127,754
Spain 2.6%
Sociedad General de Aguas de Barcelona SA*	35	1,177
Sociedad General de Aguas de Barcelona SA "A"	3,500	117,526
Telefonica SA	6,600	141,922
(Cost $207,830)		260,625
Sweden 2.5%
Atlas Copco AB "A"	5,000	156,721
OMX AB	5,000	94,738
(Cost $221,476)		251,459
Switzerland 0.8%
Novartis AG (Registered) (Cost $88,189)	1,500	83,327
United Kingdom 15.8%
Anglo American PLC	2,500	118,288
AstraZeneca PLC	3,000	168,108
British American Tobacco PLC	6,000	182,428
Centrica PLC	22,000	161,259
Daily Mail & General Trust "A"	8,000	121,511
Forth Ports PLC	3,500	144,978
GlaxoSmithKline PLC	3,500	98,322
HSBC Holdings PLC	10,000	174,709
Kingfisher PLC	34,005	167,630
Lloyds TSB Group PLC	12,000	134,975
Royal Bank of Scotland Group PLC	3,000	118,035
(Cost $1,439,917)		1,590,243
United States 5.8%
Altria Group, Inc.	1,500	126,420
New York Times Co. "A"	5,000	123,650
Occidental Petroleum Corp.	4,000	184,720
Smurfit-Stone Container Corp.*	12,500	154,250
(Cost $579,199)		589,040
Total Common Stocks (Cost $8,563,023)		9,326,907

Preferred Stocks 1.4%
Germany
Eurokai KGaA (Cost $104,459)	2,000	139,351
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $8,667,482)+	93.9	9,466,258
Other Assets and Liabilities, Net	6.1	615,130
Net Assets	100.0	10,081,388
* Non-income producing security
+ The cost for federal income tax purposes was $8,667,482. At February 28, 2007, net unrealized appreciation for all securities based on tax cost was $798,776. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $945,795 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $147,019.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2007 (Unaudited)
Assets
Investments in securities, at value (cost $8,667,482)	$ 9,466,258
Cash	3,701,047
Foreign currency, at value (cost $30,834)	30,607
Receivable for investments sold	281,827
Receivable for Fund shares sold	40,810
Dividends receivable	6,279
Interest receivable	13,095
Foreign taxes recoverable	1,182
Deferred offering expenses	23,674
Due from Advisor	16,031
Other assets	11,062
Total assets	13,591,872
Liabilities
Foreign cash overdraft (cost $3,357,316)	3,401,472
Payable for investments purchased	56,123
Other accrued expenses and payables	52,889
Total liabilities	3,510,484
Net assets, at value	$ 10,081,388
Net Assets
Net assets consist of: Distributions in excess of net investment income	(55,149)
Net unrealized appreciation (depreciation) on: Investments	798,776
Foreign currency related transactions	(44,336)
Accumulated net realized gain (loss)	185,258
Paid-in capital	9,196,839
Net assets, at value	$ 10,081,388
Statement of Assets and Liabilities as of February 28, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($2,279,786 ÷ 198,779 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 11.47
Maximum offering price per share (100 ÷ 94.25 of $11.47)	$ 12.17

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,674,460 ÷ 232,541 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)
$ 11.50
Class S Net Asset Value, offering and redemption price(a) per share ($2,712,592 ÷ 236,724 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 11.46
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,414,550 ÷ 210,728 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 11.46
(a) Redemption price per share held less than 30 days equal to net asset value less a 2% redemption fee.
Statement of Operations for the six months ended February 28, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,109)	$ 52,511
Interest	38,635
Total Income	91,146
Expenses: Management fee	29,185
Administration fee	25,000
Distribution service fees	11,632
Services to shareholders	5,549
Custody fees	15,735
Legal	5,657
Auditing	33,493
Trustees' fees and expenses	273
Interest expense	33,386
Reports to shareholders	26,941
Offering expenses	30,105
Registration fees	2,073
Other	4,000
Total expenses before expense reductions	223,029
Expense reductions	(129,810)
Total expenses after expense reductions	93,219
Net investment income (loss)	(2,073)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	214,709
Foreign currency related transactions	(18,141)
196,568
Net unrealized appreciation (depreciation) during the period on: Investments	663,177
Foreign currency related transactions	(45,394)
617,783
Net gain (loss) on investment transactions	814,351
Net increase (decrease) in net assets resulting from operations	$ 812,278
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Period Ended August 31, 2006*
Operations: Net investment income (loss)	$ (2,073)	$ 13,506
Net realized gain (loss) on investment transactions	196,568	(25,731)
Net unrealized appreciation (depreciation) during the period on investment transactions	617,783	136,657
Net increase (decrease) in net assets resulting from operations	812,278	124,432
Distributions to shareholders from: Net investment income: Class A	(16,016)	—
Class C	(3,012)	—
Class S	(23,240)	—
Institutional Class	(19,427)	—
Fund share transactions: Proceeds from shares sold	4,104,238	5,136,711
Reinvestment of distributions	59,784	—
Cost of shares redeemed	(94,512)	—
Redemption fees	152	—
Net increase (decrease) in net assets from Fund share transactions	4,069,662	5,136,711
Increase (decrease) in net assets	4,820,245	5,261,143
Net assets at beginning of year	5,261,143	—
Net assets at end of period (including distributions in excess of net investment income of $55,149 and undistributed net investment income of $8,619, respectively)	$ 10,081,388	$ 5,261,143
* For the period from July 5, 2006 (commencement of operations) to August 31, 2006.

Financial Highlights

Class A Years Ended August 31,	2007[a]	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.02
Net realized and unrealized gain (loss) on investment transactions	1.31	.23
Total from investment operations	1.32	.25
Less distributions from: Net investment income	(.10)	—
Redemption fees	.00***	—
Net asset value, end of period	$ 11.47	$ 10.25
Total Return (%)[d,e]	12.99**	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses before expense reductions (%)	5.57*	9.51*
Ratio of expenses after expense reductions (%)	2.01*	1.56*
Ratio of net investment income (loss) (%)	(.04)*	1.74*
Portfolio turnover rate (%)	56*	7**
[a] For the six months ended February 28, 2007 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2007[a]	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.23	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	1.32	.22
Total from investment operations	1.28	.23
Less distributions from: Net investment income	(.01)	—
Redemption fees	.00***	—
Net asset value, end of period	$ 11.50	$ 10.23
Total Return (%)[d,e]	12.75**	2.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1
Ratio of expenses before expense reductions (%)	6.36*	10.26*
Ratio of expenses after expense reductions (%)	2.75*	2.31*
Ratio of net investment income (loss) (%)	(.78)*	.99*
Portfolio turnover rate (%)	56*	7**
[a] For the six months ended February 28, 2007 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2007[a]	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.03
Net realized and unrealized gain (loss) on investment transactions	1.32	.22
Total from investment operations	1.34	.25
Less distributions from: Net investment income	(.13)	—
Redemption fees	.00***	—
Net asset value, end of period	$ 11.46	$ 10.25
Total Return (%)[d]	13.18**	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1
Ratio of expenses before expense reductions (%)	5.32*	9.44*
Ratio of expenses after expense reductions (%)	1.78*	1.31*
Ratio of net investment income (loss) (%)	.19*	1.99*
Portfolio turnover rate (%)	56*	7**
[a] For the six months ended February 28, 2007 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2007[a]	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.03
Net realized and unrealized gain (loss) on investment transactions	1.32	.22
Total from investment operations	1.34	.25
Less distributions from: Net investment income	(.13)	—
Redemption fees	.00***	—
Net asset value, end of period	$ 11.46	$ 10.25
Total Return (%)[d]	13.23**	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses before expense reductions (%)	5.22*	9.12*
Ratio of expenses after expense reductions (%)	1.72*	1.26*
Ratio of net investment income (loss) (%)	.25*	2.04*
Portfolio turnover rate (%)	56*	7**
[a] For the six months ended February 28, 2007 (Unaudited).
[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[c] Based on average shares outstanding during the period.
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS International Value Opportunities Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 28, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From July 5, 2006 (commencement of operations) through August 31, 2006, the Fund incurred approximately $11,300 of net realized capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended August 31, 2007.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days (15 days effective March 12, 2007) of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2007, purchases and sales of investment securities aggregated $5,399,258 and $1,949,858, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following rates:

First $500 million of the Fund's average daily net assets	.80%
Next $500 million of such net assets	.78%
Next $1.0 billion of such net assets	.76%
Over $2.0 billion of such net assets	.74%

For the period from September 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.56%
Class C	2.31%
Class S	1.31%
Institutional Class	1.26%

Accordingly, for the six months ended February 28, 2007, the Advisor waived $29,185 of management fees, which resulted in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the six months ended February 28, 2007, the Advisor reimbursed the Fund $42,904 of other expenses and voluntarily agreed to waive $30,105 of offering expenses.

Administration Fee. Pursuant to an Administration Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets or $50,000 minimum per year, whichever is greater, computed and accrued daily and payable monthly. For the six months ended February 28, 2007, DIMA received an Administration Fee of $25,000, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2007
Class A	$ 1,641	$ 652	$ 657
Class C	1,786	1,362	424
Class S	675	504	171
Institutional Class	98	98	—
	$ 4,200	$ 2,616	$ 1,252

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class C shares of the Fund. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 28, 2007 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2007
Class C	$ 7,625	$ 1,546

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2007 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2007	Annualized Effective Rate
Class A	$ 1,465	$ 1,040.17%
Class C	2,542	469.25%
	$ 4,007	$ 1,509

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2007 aggregated $2,413.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. There were no CDSC fees charged for the six months ended February 28, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,320, of which $5,640 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. In addition, the Advisor owns approximately 57% of the outstanding shares of the Fund as of February 28, 2007.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2007		Period Ended August 31, 2006*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	65,565	$ 730,625	134,491	$ 1,346,485
Class C	105,071	1,147,194	127,882	1,279,000
Class S	113,586	1,270,428	126,131	1,261,226
Institutional Class	84,009	955,991	125,000	1,250,000
		$ 4,104,238		$ 5,136,711
Shares issued to shareholders in reinvestment of distributions
Class A	1,348	$ 15,264	—	$ —
Class C	224	2,548	—	—
Class S	1,995	22,545	—	—
Institutional Class	1,719	19,427	—	—
		$ 59,784		$ —
Shares redeemed
Class A	(2,625)	$ (29,997)	—	$ —
Class C	(636)	(7,369)	—	—
Class S	(4,988)	(57,146)	—	—
Institutional Class	—	—	—	—
		$ (94,512)		$ —
Redemption fees		$ 152		$ —
Net increase (decrease)
Class A	64,288	$ 715,971	134,491	$ 1,346,485
Class C	104,659	1,142,392	127,882	1,279,000
Class S	110,593	1,235,881	126,131	1,261,226
Institutional Class	85,728	975,418	125,000	1,250,000
		$ 4,069,662		$ 5,136,711
* For the period from July 5, 2006 (commencement of operations) to August 31, 2006.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Institutional Class
Nasdaq Symbol	DNVAX	DNVCX	DNVIX
CUSIP Number	23337R 650	23337R 643	23337R 635
Fund Number	455	755	591
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	DNVSX
Fund Number	2355

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Value Opportunities Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Value Opportunities Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 24, 2007